Waiver and Amendment No. 1

       This Waiver and Amendment No. 1 dated as of September 30, 1997 (the "Waiver and Amendment") to the Restated Revolving Credit
Agreement dated as of July 10, 1996 (the "Credit Agreement") between Amwest Insurance Group, Inc. (the "Borrower") and Union Bank of
California, N.A. (the "Bank") is entered into between Borrower and Bank.

       WHEREAS, the Borrower desires, and the Bank is willing upon the terms and conditions hereinafter set forth, to

               (a)    waive

                       (i) compliance with Section 5.12 Net Profit of the Credit Agreement for the period of January 1, 1996 through December 31, 1996,and

                       (ii) compliance with Section 5.13 Policyholders' Surplus for the quarterly accounting period ended September 30, 1996, the fiscal year ended December 31, 1996, and the quarterly accounting period ended March 31, 1997, and

               (b)    amend the Credit Agreement to

                       (i) clarify the definition of "Applicable Base Rate Margin" and "Applicable Eurodollar Rate Margin",

                       (ii) delete the definition of "Interest Rate Leverage Ratio", (iii) reset Section 5.13 Policyholders' Surplus,
                       (iv) modify Section 2.12 Mandatory Commitment Reductions,

                       (v) correct references to the Compliance Certificate in
                       Section 5.2(c) and Section 5.2(f), and

                       (vi) add calculation detail to Exhibit 4 Compliance Certificate.

       In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

Section 1. Definitions.

               (a) Delete the definition of "Applicable Base Rate Margin" and "Applicable Eurodollar Rate Margin" in its entirety, and replace with the following:




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Amwest Insurance Group, Inc.
Waiver and Amendment No. I dated as of September 30, 1997                Page 2
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                         "Applicable   Base   Rate   Margin"   and   "Applicable
                  Eurodollar  Rate Margin"  means the  percentage  per annum set forth in the table below opposite the Leverage Ratio for the most recently ended four fiscal quarters for which Financial Statements have been delivered to Bank pursuant to Sections
                  5.2(a)  or  5.2(b).   The  Applicable  Base  Rate  Margin  and
                  Applicable Eurodollar Rate Margin shall be increased or decreased, as appropriate, based on the Leverage Ratio as of the end of each fiscal quarter, each such increase or decrease to become effective on the date 61 days after the end of such fiscal quarter (or, if such fiscal quarter is the last fiscal quarter of a fiscal year, 121 days after the last day of such fiscal quarter).

                             Interest Rate Applicable

          Leverage Ratio                     Applicable Base Lending            Applicable Eurodollar
                                                  Rate Margin                   Lending Margin
       0.30 less than  x                          0.50%                              2.00%
       0.25 less than  x less than 0.30           0.25%                              1.75%
       0.20 less than  x less than 0.25           0.00%                              1.50%
       0.15 less than  x less than 0.20           0.00%                              1.25%
       x less than 0.15                           0.00%                              1.00%

             (b) Delete the definition of "Interest Rate Leverage Ratio" in its entirety.

       Section 2. Waiver of Section 5.12 of the Credit Agreement. The Bank hereby waives compliance with Section 5.12 Net Profit of the Credit Agreement provided that the foregoing waiver shall be effective only during the fiscal year ended December 31, 1996. The Borrower explicitly acknowledges that, except as set forth in the preceding sentence, Section 5.12 Net Profit of the Credit Agreement is in full force and effect.

       Section 3. Waiver of Section 5.13 of the Credit Agreement. The Bank hereby waives compliance with Section 5.13 Policyholders' Surplus of the Credit Agreement provided that the foregoing waiver shall be effective only during the quarterly accounting period ended September 30, 1996, the fiscal year ended December 31, 1996, and the quarterly accounting period ended March 31, 1997. The Borrower explicitly acknowledges that, except as set forth in the preceding sentence, Section 5.13 Policyholders' Surplus of the Credit Agreement is in full force and effect.




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Amwest Insurance Group, Inc.
Waiver and Amendment No. I dated as of September 30, 1997                Page 3
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       Section 4. Amendment to Section 5.13 of the Credit Agreement. Delete "90%
of the Capital  Surplus as reported as of March 31, 1996" from the third line of
Section 5.13 Policyholders' Surplus and replace it with "$30,000,000".

       Section 5. Amendment to Section 2.12 of the Credit Agreement. Delete the table contained in Section 2.12 Mandatory Commitment Reductions in its entirety and replace it with the following table:

                           Revolving
                  Commitment Reduction Date            Commitment Reduction

                  September 30, 1996                       $ 2,500,000
                  September 30, 1997                                 0
                  September 30, 1998                         3,000,000
                  September 30, 1999                         3,500,000
                  September 30, 2000                         4,000,000
                  September 30, 2001                         4,500,000

              (The Revolving Commitment shall be reduced to Zero Dollars ($0) on September 30, 2001.)

       Section 6. Amendment to Section 5.2(c) of the Credit Agreement. Delete "Exhibit 5" from the third line of Section 5.2(c) and replace it with "Exhibit 4".

       Section 7. Amendment to Section 5.2(f) of the Credit Agreement. Delete "Exhibit 5" from the third line of Section 5.2(f) and replace it with "Exhibit 4".

Section 8. Amendment to Exhibit 4 of the Credit Agreement.

              (a) After the word "Agreement" in the second line of the second paragraph of Section I Compliance with Financial Covenants, insert the words "(the details of which are explained in the attached covenant calculations)".

              (b) In reference to Section 5.2 (f) Financial Statements and Reports, Exhibit I hereto sets forth the templates providing sufficient detail for calculation and reporting of the quantitative financial covenants contemplated by Sections 5.9, 5.11, and 5.14.

       Section 9. Representations and Warranties. The Borrower represents and warrants to the Borrower that:

              (a) Before and after giving effect to this Waiver and Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true


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Amwest Insurance Group, Inc.
Waiver and Amendment No. I dated as of September 30, 1997               Page 4
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and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

              (b) Before (other than in connection with (i) Section 5.12 Net Profit of the Credit Agreement with respect to the period described in Section 2 of this Waiver and Amendment, and (ii) Section 5.13 Policyholders' Surplus of the Credit Agreement with respect to the periods described in Section 3 of this Waiver and Amendment) and after giving effect to this Waiver and Amendment, no Event of Default or Default has occurred and is continuing.

       Section 10. Condition to Effectiveness. This Waiver and Amendment shall become effective as of the date first written above when the Bank shall have received the counterpart of this Waiver and Amendment that bears the signature of the Borrower.

       Section 11. Credit Agreement. Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect

       Section 12. Applicable Law. This Waiver and Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

       Section 13. Counterparts. This Waiver and Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

       Section 14. Expenses. The Borrower agrees to reimburse the Bank for its out-of-pocket expenses in connection with this Waiver and Amendment.




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Amwest Insurance Group, Inc.
Waiver and Amendment No. I dated as of September 30, 1997               Page 5
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In witness whereof,  the parties hereto have caused this Waiver and Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

AMWEST INSURANCE GROUP, INC.

by:
      Name:       Steven  Kay
      Title:      Senior Vice President
                  Chief Financial Officer

UNION BANK OF CALIFORNIA, N.A.

by:

     Name:         James R. Fothergill
     Title:        Vice President




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                                                                       Exhibit I

               Section 5.9 Fixed-Charge Coverage Ratio Calculation
                                     ($000)
Through the fiscal quarter ending     Required to be not less than 1.10 to 1.00
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1. Numerator:
    (a)   Cash, cash equivalents, and investments (at market value) of
          Borrower on a non-consolidated GAAP basis:                          $
    (b)   Reasonably estimated cash interest expense related to the Capital
          Surplus Note over the subsequent four (4)quarters:                  $
    (c)   Reasonably estimated cash principal payments related to the Capital
          Surplus Note over the subsequent four (4)quarters:                  $
    (d)   Reasonably estimated maximum ordinary dividends allowable for
          Amwest for the four (4) consecutive fiscal quarters ending on
          such day:                                                           $
    (e)   Reasonably estimated maximum ordinary dividends allowable for
          Condor for the four (4) consecutive fiscal quarters ending on
          such day:                                                           $
    (f)   Cash received from stock options exercised for the four(4) previous
          consecutive fiscal quarters ending on such day:                     $
    (g)   Unused amounts available to be drawn under this Credit Facility:    $
    (h)   Sum of 1 (a) through 1 (g):                                         $

2. Denominator:
    (a)   Reasonably estimated aggregate cash payments of principal on all
          Debt of the Borrower and subsidiaries on a consolidated basis
          for the following four (4) fiscal quarters:                         $
    (b)   Reasonably  estimated aggregate cash payments of interest on all
          Debt of the Borrower and  subsidiaries  on a consolidated  basis
          for the following four (4) fiscal quarters:                         $
    (c)   Reasonably estimated aggregate cash common stock dividends to be
          paid over the next four (4) consecutive fiscal quarters:            $
    (d)   Reasonably estimated aggregate cash expenditures to repurchase or
          redeem common shares over the next four (4) fiscal quarters:        $
    (e)   Reasonably estimated total cash capital expenditures  (inclusive of permitted  acquisition  payments made) over the next four (4)
          fiscal quarters:                                                    $
    (f)   Sum of 2(a) through 2(e):                                           $

3. Fixed-Charge Coverage Ratio: l(h) divided by 2(f):




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                                                                       Exhibit I

                   Section 5.11 Tangible Net Worth Calculation
                                     ($000)
Through the fiscal quarter ending               Required to be not less than 90%
                                       of Tangible Net Worth Reported at 3/31/96
                                            plus 50% of net income for each year
                             thereafter plus proceeds of Initial Public Offering

1.       Covenant Calculation

         (a) Stockholders' equity of Borrower and its Subsidiaries as determined in accordance with GAAP consistently applied: $
         (b)    Effect of FASB 115:                                           $
         (c)    Debt subordinated to Bank:                                    $
         (d)    Licenses:                                                     $
         (e)    Trademarks:                                                   $
         (f)    Trade names:                                                  $
         (g)    Goodwill:                                                     $
         (h)    Organization expenses:                                        $
         (i)    Other intangible assets excluding deferred policy
                acquisition costs:                                            $
         (j)    Sum of l(d) through 1 (i):                                    $
         (k)    Tangible Net Worth: 1(a) minus 1(b) plus 1(c) minus 1(j):     $

2.       Covenant Requirement:

         (a)    90% of Tangible Net Worth as reported at 3/31/96:             $
         (b)    50% of Borrower's net income each fiscal year thereafter:     $
         (c)    Proceeds of any initial public offering:                      $
         (d)    Covenant Requirement: Sum of 2(a) through 2(b):               $



            Section 5.14 Operating Leverage Ratio Calculation ($000)
Through the fiscal quarter ending      Required to be not more than 3.00 to 1.00


1.       Net Premiums Written for the four (4) consecutive fiscal quarters
         ending on such day:                                                  $

2.       Capital Surplus as of such day:                                      $

3.       Operating Leverage Ratio: 1 divided by 2: